UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2005

CITIZENS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	2-96144	55-0666598
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Third Street, Elkins, West Virginia	26241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 636-4095

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Report is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any of Citizens Financial Corp.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On April 13, 2005, Citizens Financial Corp. reported its earnings for the first quarter of 2005 as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The data is unaudited and audited results may vary. Citizens will file Form 10-Q for the quarter ended March 31, 2005 prior to May 15, 2005. Upon filing, that report will be available on the SEC’s website, www.sec.gov.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1    Press Release Dated April 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Citizens Financial Corp.

4/13/05

/s/ Thomas K. Derbyshire
Vice President, Treasurer
(Principal Financial Officer)